UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 23, 2022

Date of Report

(Date of earliest event reported)

TOFUTTI BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09009	13-3094658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Jackson Drive Cranford, New Jersey 07016
(Address of principal executive offices and zip code)

(908) 272-2400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TOFB	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Registrant’s Annual Meeting of Shareholders held on June 23, 2022, the shareholders of the Registrant entitled to vote at the meeting voted to (i) elect the four individuals named below to serve as directors of the Registrant to hold office until the Annual Meeting of Shareholders to be held in 2023, and until their successors have been duly elected and qualified, (ii) approve, by non-binding advisory vote, the Registrant’s Say on Pay Vote, (iii) approve three years as the frequency of the Registrant’s Say When on Pay Vote, and (iv) ratify the appointment of Mazars USA LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31 2022.

1.	The votes cast by shareholders with respect to the election of directors were as follows.

	For	Withheld	Broker Non-Votes
Joseph N. Himy	3,341,517	123,000	716,095
Scott Korman	3,304,863	141,174	716,095
Efraim Mintz	3,304,887	140,950	716,095
Franklyn Snitow	3,296,329	149,508	716,095

2.	The votes cast by shareholders with respect to the non-binding advisory vote approving named executive officer compensation were as follows.

For	Against	Abstain	Broker Non-Votes
3,239,059	130,857	94,621	716,095

3.	The votes cast by shareholders with respect to non-binding advisory vote approving the frequency of future advisory votes on the resolution approving named executive officer compensation were as follows.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
164,078	5,668	3,201,050	94,221	715,595

4.	The votes cast by shareholders with respect to the ratification of the selection of Mazars USA LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2022 were as follows.

For	Against	Abstain	Broker Non-Votes
3,916,365	5,122	258,645	500

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 23, 2022	TOFUTTI BRANDS INC.
(Registrant)

	By:	/s/ Steven Kass
Steven Kass
Chief Executive Officer